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                                                             Exhibit 99.906 Cert

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Morgan Stanley Global Opportunity Bond Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2004 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2004                        /s/ Ronald E. Robison
                                             ------------------------------
                                             Ronald E. Robison
                                             Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Global Opportunity Bond Fund, Inc. and will be retained by Morgan Stanley Global Opportunity Bond Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.

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                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Morgan Stanley Global Opportunity Bond Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2004 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2004                        /s/ James Garrett
                                             ------------------------------
                                             James Garrett
                                             Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Global Opportunity Bond Fund, Inc. and will be retained by Morgan Stanley Global Opportunity Bond Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.